Statements of Net Assets Available for Benefits - EBP 005 - USD ($) $ in Thousands	Apr. 30, 2026	Apr. 30, 2025
Assets:
Total investments	$ 15,592,708	$ 13,396,586
Receivables:
Employer contributions	185,910	212,218
Employee contributions	14,325	13,176
Notes receivable from participants	92,265	98,830
Total receivables	292,501	324,224
Net assets available for benefits	$ 15,885,209	$ 13,720,810